UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2020

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market
Preferred Stock, $0.01 Par Value	DCOMP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03          Material Modification to Rights of Security Holders

On February 5, 2020, Dime Community Bancshares, Inc. (the “Registrant”) issued 2,999,200 shares of the Registrant’s 5.50% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 (the “Preferred Stock”), with a liquidation preference of $25.00 per share. The terms of the Preferred Stock are more fully described in the Certificate of Designations, Preferences and Rights of the Preferred Stock (the “Certificate of Designations”), which establishes the rights, preferences, privileges, qualifications, restrictions and limitations of the Preferred Stock. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The form of certificate representing the shares of Preferred Stock is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

On June 9, 2020, the Registrant filed a Certificate of Amendment to the Certificate of Designations with the Secretary of State of the State of Delaware.  The Certificate of Amendment became effective upon filing.  The Certificate of Amendment increased the authorized number of shares of Preferred Stock from 2,999,200 to 5,299,200 and extended the earliest permissible optional redemption date of the Preferred Stock pursuant to Section 6(b) of the Certificate of Designations from February 15, 2025 to June 15, 2025.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 9, 2020, the Registrant filed the Certificate of Amendment to the Certificate of Designations with the Secretary of State of the State of Delaware.  The Certificate of Amendment became effective upon filing.  The Certificate of Amendment increased the authorized number of shares of Preferred Stock from 2,999,200 to 5,299,200 and extended the earliest permissible optional redemption date of the Preferred Stock pursuant to Section 6(b) of the Certificate of Designations from February 15, 2025 to June 15, 2025.  A copy of the Certificate of Designations is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01          Other Events

On June 10, 2020, the Registrant closed the underwritten public offering of 2,300,000 additional shares of its Preferred Stock.  A copy of the press release announcing the closing of the offering of the Preferred Stock is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits.

3.1
Certificate of Designations, Preferences and Rights of 5.50% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A (incorporated by reference to Exhibit 3.2 to the Registrant’s Form 8-A Registration of Certain Classes of Securities pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, filed with the Commission on February 5, 2020 (File No. 001-39211))

3.2
Certificate of Amendment to the Certificate of Designations (incorporated by reference to Exhibit 3.3 to the Registrant’s Amendment No. 1 to Form 8-A Registration of Certain Classes of Securities pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, filed with the Commission on June 10, 2020 (File No. 001-39211))

4.1
Specimen Certificate for 5.50% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A (incorporated by reference to Exhibit 3.4 to the Registrant’s Form 8-A Registration of Certain Classes of Securities pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, filed with the Commission on February 5, 2020 (File No. 001-39211))

5.1	Opinion of Luse Gorman, PC

23.1	Consent of Luse Gorman, PC (included in Exhibit 5.1)

99.1	Press release of the Registrant, dated June 10, 2020, announcing the closing of the public offering of the Registrant’s Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/Avinash Reddy
Avinash Reddy
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

Dated:  June 10, 2020